UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 10, 2007

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On January 10, 2007, Authentidate Holding Corp. (the “Registrant”) announced by press release that it has entered into a non-binding letter of intent for the sale of its Document Management and Systems Integration businesses to a group headed by two members of the senior management team of those business segments. A copy of this press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 11, 2007, the Registrant announced by press release that its subsidiary, Authentidate International, AG, has entered into a strategic relationship as a subcontractor to ISKV, a provider of healthcare information systems in Germany, to develop a card and application management system for Deutsche Angestellten-Krankenkasse, a German health insurance company. A copy of this press release is furnished and attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release dated January 10, 2007

Exhibit 99.2	Press Release dated January 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Surendra Pai
Name:	Surendra Pai
Title:	President and Chief Executive Officer

Date:	January 11, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 10, 2007

99.2	Press Release dated January 11, 2007